UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 23, 2014

CHIMERA INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-33796	26-0630461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas Suite 2902 New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 696-0100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

On October 23, 2014, Chimera Investment Corporation (“Company”) held its Annual Meeting in New York, New York for the purpose of: (i) electing three Class I directors to serve on the Board of Directors (the “Board”) until the 2017 Annual Meeting of Stockholders; electing two Class II directors to serve on the Board until the 2015 Annual Meeting of Stockholders; and electing two Class III directors to serve on the Board until the 2016 Annual Meeting of Stockholders (ii) recommending, by a non-binding advisory vote, the Company’s executive compensation; and (iii) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

The total number of shares of common stock entitled to vote at the Annual Meeting was 1,027,559,175, of which 926,305,896 shares, or 90%, were present in person or by proxy.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1.   The election of three Class I directors to serve on the Board until the 2017 Annual Meeting of Stockholders; the election of two Class II directors to serve on the Board until the 2015 Annual Meeting of Stockholders; and the election of two Class III directors to serve on the Board until the 2016 Annual Meeting of Stockholders.

Director	For	Against	Abstentions	Broker Non-Votes
Class I
Paul Donlin	470,841,582	144,286,478	3,215,369	307,962,467
Mark Abrams	470,091,044	145,054,281	3,198,104	307,962,467
Gerard Creagh	470,392,458	144,644,945	3,306,026	307,962,467
Class II
Dennis M. Mahoney	423,616,307	191,457,125	3,269,997	307,962,467
Paul A. Keenan	470,455,588	144,630,460	3,257,381	307,962,467
Class III
John P. Reilly	470,383,225	144,699,571	3,260,633	307,962,467
Matthew Lambiase	591,145,661	23,891,021	3,306,747	307,962,467

Based on the foregoing votes, Paul Donlin, Mark Abrams and Gerard Creagh were elected as Class I directors to serve on the Board until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualified; Dennis M. Mahoney and Paul A. Keenan were elected as Class II directors to serve on the Board until the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualified; and John P. Reilly and Matthew Lambiase were elected as Class III directors to serve on the Board until the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Proposal 2.  A vote on a non-binding advisory resolution on the Company’s executive compensation.

For	Against	Abstentions	Broker Non-Votes
578,388,106	33,545,037	6,410,286	307,962,467

Proposal 3.  Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the 2014 fiscal year.

For	Against	Abstentions
914,087,200	8,547,511	3,671,185

Further information regarding these proposals is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on September 10, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chimera Investment Corporation

		By:	/s/ Rob Colligan
			Name:	Rob Colligan
			Title:	Chief Financial Officer

Date:	October 23, 2014